                                                                    EXHIBIT 4.15

================================================================================









                   AMENDED AND RESTATED DECLARATION OF TRUST



                       GREAT WESTERN FINANCIAL TRUST II










                         Dated as of January __, 1997








================================================================================

                               TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
ARTICLE I
                                  Interpretation and Definitions....................................  2
         Section 1.1    Definitions.................................................................  2

ARTICLE II
                                    Trust Indenture Act............................................. 10
         Section 2.1    Trust Indenture Act; Application............................................ 10
         Section 2.2    Lists of Holders of Trust Securities........................................ 10
         Section 2.3    Reports by the Property Trustee............................................. 11
         Section 2.4    Periodic Reports to Property Trustee........................................ 11
         Section 2.5    Evidence of Compliance with Conditions Precedent............................ 11
         Section 2.6    Events of Default; Waiver................................................... 12
         Section 2.7    Event of Default; Notice.................................................... 13

ARTICLE III
                                       Organization................................................. 14
         Section 3.1    Name........................................................................ 14
         Section 3.2    Office...................................................................... 14
         Section 3.3    Purpose..................................................................... 14
         Section 3.4    Authority................................................................... 15
         Section 3.5    Title to Property of the Trust.............................................. 15
         Section 3.6    Powers and Duties of the Regular Trustees................................... 15
         Section 3.7    Prohibition of Actions by the Trust and the Trustees........................ 18
         Section 3.8    Powers and Duties of the Property Trustee................................... 19
         Section 3.9    Certain Duties and Responsibilities of the Property Trustee................. 21
         Section 3.10   Certain Rights of Property Trustee.......................................... 23
         Section 3.11   Delaware Trustee............................................................ 26
         Section 3.12   Execution of Documents...................................................... 26
         Section 3.13   Not Responsible for Recitals or Issuance of Trust Securities................ 26
         Section 3.14   Duration of Trust........................................................... 27
         Section 3.15   Mergers..................................................................... 27

ARTICLE IV
                                          Sponsor................................................... 29

Section 4.1    Sponsor's Purchase of Common Securities.............................................. 29
         Section 4.2    Responsibilities of the Sponsor............................................. 29

ARTICLE V
                                         Trustees................................................... 29
         Section 5.1    Number of Trustees.......................................................... 29

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

         Section 5.2    Delaware Trustee............................................................ 30
         Section 5.3    Property Trustee; Eligibility............................................... 30
         Section 5.4    Qualifications of Regular Trustees and Delaware Trustee Generally........... 31
         Section 5.5    Initial Trustees............................................................ 31
         Section 5.6    Appointment, Removal and Resignation of Trustees............................ 32
         Section 5.7    Vacancies Among Trustees.................................................... 33
         Section 5.8    Effect of Vacancies......................................................... 34
         Section 5.9    Meetings.................................................................... 34
         Section 5.10   Delegation of Power......................................................... 34
         Section 5.11   Merger, Conversion, Consolidation or Succession to Business................. 35

ARTICLE VI
                                       Distributions................................................ 35
         Section 6.1    Distributions............................................................... 35

ARTICLE VII
                               Issuance of Trust Securities......................................... 36
         Section 7.1    General Provisions Regarding Trust Securities............................... 36

ARTICLE VIII
                                        Termination................................................. 37
          Section 8.1   Termination of Trust........................................................ 37

ARTICLE IX
                                   Transfer of Interest............................................. 38
         Section 9.1    Transfer of Trust Securities................................................ 38
         Section 9.2    Transfer of Certificates.................................................... 38
         Section 9.3    Deemed Trust Security Holders............................................... 39
         Section 9.4    Book Entry Interests........................................................ 39
         Section 9.5    Notices to Depositary....................................................... 40
         Section 9.6    Appointment of Successor Depositary......................................... 40
         Section 9.7    Definitive Capital Security Certificates ................................... 40
         Section 9.8    Mutilated, Destroyed, Lost or Stolen Certificates........................... 41

ARTICLE X
                          Limitation of Liability of Holders
                          of Trust Securities, Trustees or Others................................... 42
         Section 10.1   Liability................................................................... 42
         Section 10.2   Exculpation................................................................. 42
         Section 10.3   Fiduciary Duty.............................................................. 43
         Section 10.4   Indemnification............................................................. 44
         Section 10.5   Outside Businesses.......................................................... 45

ARTICLE XI
                                        Accounting.................................................. 45
         Section 11.1   Fiscal Year................................................................. 45

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

         Section 11.2   Certain Accounting Matters.................................................. 45
         Section 11.3   Banking..................................................................... 46
         Section 11.4   Withholding................................................................. 46

ARTICLE XII
                                 Amendments and Meetings ........................................... 47
         Section 12.1   Amendments.................................................................. 47
         Section 12.2   Meetings of the Holders of Trust
                        Securities; Action by Written Consent....................................... 49

ARTICLE XIII
                    Representations and Warranties of Property Trustee.............................. 51
         Section 13.1   Representations and Warranties of
                        Property Trustee............................................................ 51
         Section 13.2   Representations and Warranties of
                        Delaware Trustee............................................................ 52

ARTICLE XIV
                                       Miscellaneous................................................ 52
         Section 14.1   Notices..................................................................... 52
         Section 14.2   Governing Law............................................................... 53
         Section 14.3   Intention of the Parties.................................................... 54
         Section 14.4   Headings.................................................................... 54
         Section 14.5   Successors and Assigns...................................................... 54
         Section 14.6   Partial Enforceability...................................................... 54
         Section 14.7   Counterparts................................................................ 54

EXHIBIT A...........................................................................................A-1

ANNEX I  ...........................................................................................I-1

ANNEX II ..........................................................................................II-1

                   AMENDED AND RESTATED DECLARATION OF TRUST




         AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of January __, 1997, by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), Great Western Financial Corporation, a Delaware corporation, as trust sponsor (the "Sponsor"), and by the Holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration;

         WHEREAS, the Trustees and the Sponsor established Great Western Financial Trust II (the "Trust"), a trust under the Delaware Business Trust Act pursuant to a Declaration of Trust dated as of January 6, 1997, (the "Original Declaration") and a Certificate of Trust filed with the Secretary of State of Delaware on January 10, 1997, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Notes of the Note Issuer (as hereinafter defined);

         WHEREAS, as of the date hereof, no interests in the Trust have been issued;

         WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

         NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration, including Exhibit A hereto which is expressly made a part hereof, constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the Holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                   ARTICLE I
                        Interpretation and Definitions

Section 1.1                Definitions.
                           -----------

         (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

         (b) a term defined anywhere in this Declaration has the same meaning throughout;

         (c)      all references to "the Declaration" or "this
                  Declaration" are to this Declaration as modified, supplemented or amended from time to time;

         (d) all references in this Declaration to Articles and Sections and Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified;

         (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

         (f) a reference to the singular includes the plural and vice versa.

         "Adjusted Treasury Rate" means, with respect to any redemption date, the Treasury Rate plus (a) __% if such redemption date occurs on or before _______________, 1998, or (b) __% if such Redemption Date occurs after 1998.

         "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

         "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

         "Book Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Depositary as described in Section 9.4.

         "Business Day" means any day other than a day on which banking institutions in New York, New York or Los Angeles, California are authorized or required by any applicable law to close.

         "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time.

         "Calculation Date" means the third Business Day preceding any redemption date.

         "Capital Securities Guarantee" means the guarantee agreement to be dated as of January __, 1997, of the Sponsor in respect of the Capital Securities.

         "Capital Security" has the meaning specified in Section 7.1.

         "Capital Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Depositary, or on the books of a Person maintaining an account with such Depositary (directly as a Depositary Participant or as an indirect participant, in each case in accordance with the rules of such Depositary).

         "Capital Security Certificate" means a certificate representing a Capital Security substantially in the form of Annex I to Exhibit A.

         "Certificate" means a Common Security Certificate or a Capital Security Certificate.

         "Closing Date" means January __, 1997.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Security" has the meaning specified in Section 7.1.

         "Common Securities Guarantee" means the guarantee agreement dated as of January __, 1997, of the Sponsor in respect of the Common Securities.

         "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Annex II to Exhibit A.

         "Comparable Treasury Issue" means, with respect to any redemption date, the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Remaining Life that would be utilized at the time of selection and in accordance with customary financial practice in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life. If no United States Treasury security has a maturity which is within a period from three months before to three months after _____________, 2007, the two most closely corresponding United States Treasury securities shall be used as the Comparable Treasury Issue, and the Treasury Rate shall be interpolated or extrapolated on a straight-line basis, rounding to the nearest month using such securities.

         "Comparable Treasury Price" means, with respect to any redemption date
(a) the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Note Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

         "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Trust Securities.

         "Delaware Trustee" has the meaning set forth in Section 5.2.

         "Definitive Capital Security Certificates" has the meaning set forth in
Section 9.4.

         "Depositary" means an organization registered as a clearing agency pursuant to Section 17A of the Exchange Act that is acting as depositary for the Capital Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Capital Securities.

         "Depositary Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depositary effects book entry transfers and pledges of securities deposited with the Depositary.

         "Direction" by a Person means a written direction signed:

         (a)      if the Person is a natural person, by that Person; or

         (b) in any other case, in the name of such Person by one or more Authorized Officers of that Person.

         "Distribution" means a distribution payable to Holders of Trust Securities in accordance with Section 6.1.

         "DTC" means The Depository Trust Company, the initial Depositary.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

         "Event of Default" in respect of the Trust Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Notes.

         "Guarantees" means, collectively, the Common Securities Guarantee and the Capital Securities Guarantee.

         "Holder" means a Person in whose name a Certificate representing a Trust Security is registered on the books and records of the Trust, such Person being a beneficial owner within the meaning of the Business Trust Act, provided,
                                                                       --------
that, in determining whether the holders of the requisite percentage of Capital
----
Securities have given any request, notice, consent or waiver hereunder, "Holder" shall not include the Sponsor, as guarantor of the Trust Securities, or any Affiliate of the Sponsor.

         "Indemnified Person" means (a) any Trustee; (b) any Affiliate of any Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee; or (d) any employee or agent of the Trust or its Affiliates.

         "Indenture" means the Indenture dated as of September 12, 1990 between the Note Issuer and the Note Trustee as amended and supplemented by a First Supplemental Indenture, dated as of April 30, 1993, the Second Supplemental Indenture, dated as of December 6, 1995, and the Third Supplemental Indenture, dated as of January __, 1997.

         "Investment Company" means an investment company as defined in the Investment Company Act.

         "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

         "Investment Company Event" has the meaning set forth in Exhibit A.

         "Legal Action" has the meaning set forth in Section 3.6(g).

         "Majority in liquidation amount of the Trust Securities" means, except as provided in the terms of the Capital Securities and the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Trust Securities of the relevant class.

         "Make-Whole Amount" means, with respect to any redemption date, an amount equal to the greater of (a) 100% of the principal amount of the Notes or
(b) as determined by the Quotation Agent, the sum of the present values of the principal amount and premium payable as part of the Redemption Price with respect to the redemption of the Notes upon the occurrence of a Tax Event or Capital Treatment Event on ___________, 2007, together with the present values of the scheduled payments of interest for the Remaining Life, in each case, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30 day months) at the Adjusted Treasury Rate.

         "Ministerial Action" has the meaning set forth in Exhibit A.

         "Note Issuer" means the Sponsor in its capacity as issuer of the Notes.

         "Note Trustee" means Harris Trust and Savings Bank, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

         "Notes" means the series of debt securities of the Note Issuer under the Indenture to be held by the Property Trustee for the benefit of the Holders.

         "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

         (a) a statement that each officer signing the Certificate has read the covenant or condition and the definition relating thereto;

         (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

         (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "Paying Agent" has the meaning specified in Section 3.8(h).

         "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "Primary Treasury Dealer" means a primary U.S. Government securities dealer in The City of New York.

         "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

         "Property Trustee Account" has the meaning set forth in Section 3.8(c).

         "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

         "Quotation Agent" means Goldman, Sachs & Co. and its successors; provided, however, that if the foregoing shall cease to be a Primary Treasury Dealer, the Sponsor shall substitute therefore another Primary Treasury Dealer.

         "Redemption Price" means, in the case of any redemption permitted hereunder on or after ________, 2007, a price equal to the following prices, expressed in percentages of the principal amount, plus any accrued and unpaid interest, including any Compound Interest and Additional Interest, to the date fixed for redemption. If redeemed during the 12-month period beginning ____________:

                  Year                               Redemption Price

                  2007                                            %
                  2008                                            %
                  2009                                            %
                  2010                                            %
                  2011                                            %
                  2012                                            %
                  2013                                            %
                  2014                                            %
                  2015                                            %
                  2016                                            %

and at 100% on or after ___________, 2017. Redemption Price means in the case of a redemption permitted hereunder prior to __________, 2007, a price equal to the Make-Whole Amount, plus any accrued interest, including any Compound Interest and Additional Interest, to the date fixed for redemption.

         "Reference Treasurer Dealer" means (a) the Quotation Agent and (b) any other Primary Treasury Dealer selected by the Note Trustee after consultation with the Sponsor.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Note Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Note Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the Calculation Date.

         "Regular Trustee" has the meaning set forth in Section 5.1.

         "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

         "Remaining Life" means the period from the redemption date until __________, 2007

         "Responsible Officer" means, with respect to the Property Trustee, any vice-president, any assistant vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer in the Corporate Trust Services Division of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

         "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

         "66-2/3% in liquidation amount of the Trust Securities" means, except as provided in the terms of the Capital Securities and by the Trust Indenture Act, Holders of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holder(s) of outstanding Common Securities voting separately as a class, representing at least 66-2/3% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions, to the date upon which the voting percentages are determined) of all outstanding Trust Securities of the relevant class.

         "Special Event" has the meaning set forth in Exhibit A.

         "Sponsor" means Great Western Financial Corporation, a Delaware corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

         "Super-Majority" has the meaning set forth in Exhibit A.

         "Tax Event" has the meaning set forth in Exhibit A.

         "10% in liquidation amount of the Trust Securities" means, except as provided in the terms of the Trust Securities or by the Trust Indenture Act, Holders of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities, voting separately as a class, representing at least 10% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Trust Securities of the relevant class.

         "Treasury Rate" means, with respect to any redemption date, (a) the yield under the heading which represents the average for the week immediately prior to the Calculation Date, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Remaining Life (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Remaining Life shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (b) if such release (or any successor release) is not published during the week preceding the Calculation Date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on the Calculation Date for such redemption date.

         "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in effect at the date as of which this instrument was executed, provided, however,
                                                             --------  -------
that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trust Securities" means collectively the Common Securities and the Capital Securities.

         "Underwriting Agreement" means the Underwriting Agreement for the offering and sale of Capital Securities.


                                  ARTICLE II
                              Trust Indenture Act

Section 2.1    Trust Indenture Act; Application.
               --------------------------------

         (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

         (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

         (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such duties imposed by the Trust Indenture Act shall control.

         (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

Section 2.2    Lists of Holders of Trust Securities.
               ------------------------------------

         (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property

                  Trustee may reasonably require, of the names and addresses of the Holders of the Trust Securities ("List of Holders") as of such record date, provided that none of the Sponsor or the
                                    -------- ----
                  Regular Trustees on behalf of the Trust shall be obligated to provide such list of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity) provided that the Property
                                                     -------- ----
                  Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

         (b) The Property Trustee shall comply with the obligations of an indenture trustee under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

Section 2.3    Reports by the Property Trustee.
               -------------------------------

         Within 60 days after May 15 of each year, the Property Trustee shall provide to the Holders of the Capital Securities such reports as are required by
Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

Section 2.4    Periodic Reports to Property Trustee.
               ------------------------------------

         Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 (if any) and the compliance certificate required by
Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

Section 2.5    Evidence of Compliance with Conditions Precedent.
               ------------------------------------------------

         Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

Section 2.6    Events of Default; Waiver.
               -------------------------

         (a) The Holders of a Majority in liquidation amount of Capital Securities may, by vote, on behalf of the Holders of all of the Capital Securities, waive any past Event of Default in respect of the Capital Securities and its consequences, provided that, if the underlying Event of Default under the
                  Indenture:

                  (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

                  (ii) requires the consent or vote of all or a Super-Majority of the holders of the Notes to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of all of the Holders of the Capital Securities or such proportion thereof in liquidation amount as represents the relevant Super-Majority of the aggregate principal amount of the Notes outstanding, as applicable.

                  Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Capital Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Capital Securities or impair any right consequent thereon. Any waiver by the Holders of the Capital Securities of an Event of Default with respect to the Capital Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

         (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying
                                        -------- ----
                  Event of Default under the Indenture:

                  (i) which is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

                  (ii) which requires the consent or vote of a Super-Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Capital Securities as represents the relevant Super-Majority of the aggregate principal amount of the Notes outstanding;

                  provided that, each Holder of Common Securities will be
                  -------- ----
                  deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Capital Securities and only the Holders of the Capital Securities will have the right to direct the Property Trustee in accordance with the terms of the Trust Securities. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

         (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Capital Securities, constitutes a waiver of the corresponding Event of Default under this Declaration.

Section 2.7    Event of Default; Notice.
               ------------------------

         (a) The Property Trustee shall, within 90 days after the occurrence of a default, transmit by mail, first class postage prepaid, to the Holders of the Trust Securities, notices of all defaults with respect to the Trust Securities known to the Property Trustee, identifying such default as a Declaration Event of Default, unless such defaults have been cured before the giving of such notice (the term "default" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the
                            -------- ----
                  payment of principal of (or premium, if any) or interest on any of the Notes or in the payment of any sinking fund installment established for the Notes, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Trust Securities.

         (b) The Property Trustee shall not be deemed to have knowledge of any default except:

                  (i) a default under Sections 501(1) and 501(2) of the Indenture; or

                  (ii) any default as to which the Property Trustee shall have received written notice or a Responsible Officer charged with the administration of the Declaration shall have obtained written notice.


                                  ARTICLE III
                                 Organization

Section 3.1    Name.
               ----

         The Trust is named "Great Western Financial Trust II", as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Trust Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

Section 3.2    Office.
               ------

         The address of the principal office of the Trust is c/o Great Western Financial Corporation, 9200 Oakdale Avenue, Chatsworth, California 91311. On ten Business Days written notice to the Holders of Trust Securities, the Regular Trustees may designate another principal office.

Section 3.3    Purpose.
               -------

         The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities and use the proceeds from such sale to acquire the Notes and (b) except as otherwise limited herein, to engage in only those other activities necessary, or incident thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

Section 3.4    Authority.

         Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

Section 3.5    Title to Property of the Trust.

         Except as provided in Section 3.8 with respect to the Notes and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

Section 3.6    Powers and Duties of the Regular Trustees.

         The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

         (a) to issue and sell the Capital Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more
                  --------  -------
                  than one series of Capital Securities and no more than one series of Common Securities, and, provided further,
                                                        -------- -------
                  that there shall be no interests in the Trust other than the Trust Securities, and the issuance of Trust Securities shall be limited to a one-time, simultaneous issuance of both Capital Securities and Common Securities on the Closing Date;

         (b) in connection with the issue and sale of the Capital Securities, at the direction of the Sponsor, to:

                  (i) execute and file with the Commission the Registration Statement on Form S-3 prepared by the Sponsor, including any amendments thereto, pertaining to the Capital Securities;

                  (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Capital Securities in any State in which the Sponsor has determined to qualify or register such Capital Securities for sale; and

                  (iii) execute and enter into the Underwriting Agreement providing for the sale of the Capital Securities;

         (c) to acquire the Notes with the proceeds of the sale of the Capital Securities and the Common Securities; provided,
                                                                --------
                  however, that the Regular Trustee shall cause legal title to
                  -------
                  the Notes to be held of record in the name of the Property Trustee for the benefit of the Holders of the Capital Securities and the Holders of Common Securities;

         (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided that the
                                                               -------- ----
                  Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any Ministerial Action in relation to a Special Event;

         (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Capital; Securities and Holders of Common Securities as to such actions and applicable record dates;

         (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Trust Securities;

         (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to
                  Section 3.8(e), the Property Trustee has the power to bring such Legal Action;

         (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

         (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

         (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by a Regular Trustee;

         (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

         (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Trust Securities;

         (m) to give prompt written notice to the Holders of the Trust Securities of any notice received from the Note Issuer of its election to defer payments of interest on the Notes by extending the interest payment period under the Indenture;

         (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

         (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Trust Securities or to enable the Trust to effect the purposes for which the Trust was created;

         (p) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

                    (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                   (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

                  (iii) cooperating with the Note Issuer to ensure that the Notes will be treated as indebtedness of the Note Issuer for United States federal income tax purposes, provided that such action does not adversely affect the
                  -------- ----
                  interests of Holders of the Capital Securities; and

         (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

         The Regular Trustees must exercise the powers set forth in this Section
3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take, or cause or permit the Trust to take, any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3. Any expenses incurred by the Regular Trustees pursuant to this Section 3.6 shall be reimbursed by the Note Issuer.

         Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

Section 3.7    Prohibition of Actions by the Trust and the Trustees.
               ----------------------------------------------------

         (a) The Trust shall not, and the Trustees (including the Property Trustee) shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

                    (i) invest any proceeds received by the Trust from holding the Notes, but shall distribute all such proceeds to Holders of Trust Securities pursuant to the terms of this Declaration and of the Trust Securities;

                   (ii) acquire any assets other than as expressly provided herein;

                  (iii) possess Trust property for other than a Trust purpose;

                   (iv) make any loans or incur any indebtedness other than loans represented by the Notes;

                    (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Trust Securities in any way whatsoever;

                  (iv) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities; or

                  (v) other than as provided in this Declaration (including Exhibit A hereto), (A) direct the time, method and place of exercising any trust or power conferred upon the Note Trustee with respect to the Notes, (B) waive any past default that is waivable under Section 513 of the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Notes shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture or the Notes where such consent shall be required unless the Trust shall have received an opinion of independent counsel experienced in such matters to the effect that such action will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust.

Section 3.8    Powers and Duties of the Property Trustee.
               -----------------------------------------

         (a) The legal title to the Notes shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Trust Securities. The right, title and interest of the Property Trustee to the Notes shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Notes have been executed and delivered.

         (b) The Property Trustee shall not transfer its right, title and interest in the Notes to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

         (c)      The Property Trustee shall:

                  (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Trust Securities and, upon the receipt of payments of funds made in respect of the Notes held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Capital Securities and Holders of the Common Securities from the Property Trustee Account in accordance with Section 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account that is maintained with a banking institution the rating on whose long term unsecured indebtedness is at least equal to the then outstanding rating assigned to the Capital Securities by a "nationally recognized statistical rating organization", as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                  (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Capital Securities and the Common Securities to the extent the Notes are redeemed or mature; and

                  (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Trust Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Notes to Holders of Trust Securities in accordance with such Holders' interests therein upon the occurrence of certain Special Events.

         (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Trust Securities.

         (e) The Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

         (f) The Property Trustee shall not resign as a Trustee unless either:

                  (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Trust Securities pursuant to the terms of the Trust Securities; or

                  (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with
                           Section 5.6.

         (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Notes under the Indenture and, if an Event of

                  Default occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Trust Securities, enforce its rights as holder of the Notes subject to the rights of the Holders pursuant to the terms of such Trust Securities.

         (h) The Property Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Trust Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

         (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

         The Property Trustee must exercise the powers set forth in this
Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Sections 3.3 and 3.7.

Section 3.9                Certain Duties and Responsibilities of the Property
                           ---------------------------------------------------
                           Trustee.
                           -------

         (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                    (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                           (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                           (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

                   (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Trust Securities at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

                   (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it;

                  (v) the Property Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Notes and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

                  (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Notes or the payment of any taxes or assessments levied thereon or in connection therewith;

                  (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

                  (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for the default or misconduct of the Regular Trustees or the Sponsor.

Section 3.10               Certain Rights of Property Trustee.
                           ----------------------------------
         (a)      Subject to the provisions of Section 3.9:

                  (i) the Property Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                   (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by a Direction or an Officers' Certificate;

                  (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

                   (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) (or any rerecording, refiling or registration thereof);

                    (v) the Property Trustee may consult with counsel or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Except as otherwise specified herein, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                   (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee adequate security and indemnity, which would satisfy a reasonable person in the position of the Property Trustee, against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property

                           Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

                   (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                    (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Trust Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                     (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (i) may request instructions from the Holders of the Trust Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions; and

                  (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration.

         (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or, authority available to the Property Trustee shall be construed to be a duty.

Section 3.11               Delaware Trustee.
                           ----------------

         Notwithstanding any other provision of this Declaration other than
Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

Section 3.12               Execution of Documents.
                           ----------------------

         Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to execute pursuant to Section 3.6; provided that, the registration statement referred to in Section 3.6(b)(i), including any amendments thereto, shall be executed by a majority of the Regular Trustees. A Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to Section 3.6.

Section 3.13               Not Responsible for Recitals or Issuance of Trust
                           -------------------------------------------------
                           Securities.
                           ----------

         The recitals contained in this Declaration and the Trust Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Trust Securities.

Section 3.14               Duration of Trust.
                           -----------------

         The Trust, unless terminated pursuant to the provisions of
Article VIII hereof, shall have existence for 55 years from the Closing Date.

Section 3.15               Mergers.
                           -------

         (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 3.15(b) and (c).

         (b) The Trust may, with the consent of a majority of the Regular Trustees or, if there are only two, both of the Regular Trustees, and without the consent of the Holders of the Trust Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; provided that:
                  -------- ----

                   (i) such successor entity (the "Successor Entity") either:

                           (A) expressly assumes all of the obligations of the Trust under the Trust Securities; or

                           (B) substitutes for the Trust Securities other securities having substantially the same terms as the Trust Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Capital Securities rank with respect to Distributions and payments upon liquidation, redemption and maturity;

                  (ii) the Note Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the holder of the Notes;

                  (iii) such merger, consolidation, amalgamation or replacement does not cause the Capital Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                  (iv) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                   (v) such successor entity has a purpose identical to that of the Trust;

                  (vi) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of independent counsel to the Trust experienced in such matters to the effect that:

                           (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity); and

                           (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                  (vii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Guarantees.

         (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Trust Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or the Successor Entity for United States federal income tax purposes not to be classified as a grantor trust.

                                  ARTICLE IV
                                    Sponsor

Section 4.1                Sponsor's Purchase of Common Securities.
                           ---------------------------------------

         On the Closing Date the Sponsor will purchase all the Common
Securities issued by the Trust, in an amount at least equal to 3% of the capital of the Trust, at the same time as the Capital Securities are sold.

Section 4.2                Responsibilities of the Sponsor.
                           -------------------------------

         In connection with the issue and sale of the Capital Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

         (a) to prepare for filing by the Trust with the Commission a Registration Statement on Form S-3 in relation to the Capital Securities, including any amendments thereto;

         (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

         (c) to negotiate the terms of the Underwriting Agreement providing for the sale of the Capital Securities.


                                   ARTICLE V
                                   Trustees

Section 5.1                Number of Trustees.
                           ------------------

         The number of Trustees shall initially be five (5), and:

         (a) at any time before the issuance of any Trust Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

         (b) after the issuance of any Trust Securities the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided, however, that the number of Trustees
                              --------  -------
                  shall in no event be less
                  than three (3); provided further that (i) one Trustee, in the
                                  -------- -------
                  case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware (the "Delaware Trustee"); (ii) there shall be at least one Trustee who is an employee or officer of, or is affiliated with, the Sponsor (a "Regular Trustee") and all Trustees other than the Delaware Trustee and the Property Trustee shall be Regular Trustees; and (iii) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

Section 5.2                Delaware Trustee.
                           ----------------

         If required by the Business Trust Act, the Delaware Trustee shall be:

         (a)      a natural person who is a resident of the State of Delaware;
                  or

         (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

provided that, if the Property Trustee has its principal place of business in
-------- ----
the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

Section 5.3                Property Trustee; Eligibility.
                           -----------------------------

         (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

                  (i)      not be an Affiliate of the Sponsor;

                  (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, state, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

         (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

         (d) The Capital Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

Section 5.4                Qualifications of Regular Trustees and Delaware
                           -----------------------------------------------
                           Trustee Generally.
                           -----------------

         Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

Section 5.5                Initial Trustees.
                           ----------------

                  The initial Regular Trustees shall be:

                  Carl F. Geuther
                  J. Lance Erikson
                  Bruce F. Antenberg
                  Great Western Financial Corporation
                  9200 Oakdale Avenue
                  Chatsworth, California  91311

             The initial Delaware Trustee shall be:

                  First Chicago Delaware Inc.
                  300 King Street
                  Wilmington, Delaware 19801

             The initial Property Trustee shall be:

                  The First National Bank of Chicago
                  One First National Plaza, Suite 0126
                  Chicago, Illinois  60670-0126

Section 5.6                Appointment, Removal and Resignation of Trustees.
                           ------------------------------------------------

         (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

                   (i) until the issuance of any Trust Securities, by written instrument executed by the Sponsor; and

                  (ii) after the issuance of any Trust Securities by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

         (b)       (i)     The Trustee that acts as Property Trustee shall not
                           be removed in accordance with Section 5.6(a) until a Successor Property Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor;
                           and

                  (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

         (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by any instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:
                           --------  -------

                  (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                           (A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                           (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Trust Securities; and

                  (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

         (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee as the case may be as the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

         (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

Section 5.7         Vacancies Among Trustees.
                    ------------------------

         If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

Section 5.8   Effect of Vacancies.
              -------------------

         The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

Section 5.9   Meetings.
              --------

         If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees.

Section 5.10  Delegation of Power.
              -------------------

     (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filled with the Commission, or making any other governmental filing; and

     (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

Section 5.11  Merger, Conversion, Consolidation or Succession to Business.
              ------------------------------------------------------------

     Any corporation into which the Property Trustee or the Delaware
Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                  ARTICLE VI
                                 Distributions

Section 6.1   Distributions.
              -------------

    Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Trust Securities. Distributions shall be made on the Capital Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Note Issuer makes a payment of interest (including Deferred Interest (as defined in the Indenture)), premium and/or principal on the Notes held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount on the next succeeding Distribution Date (as defined in Exhibit A) to Holders of record in accordance with the respective terms of the Trust Securities.

                                  ARTICLE VII
                         Issuance of Trust Securities

Section 7.1    General Provisions Regarding Trust Securities.
               ---------------------------------------------

         (a) The Regular Trustees shall on behalf of the Trust issue one class of capital securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit A (the "Capital Securities") and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit A (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Capital Securities and the Common Securities.

         (b) The Certificates shall be signed on behalf of the Trust by the Regular Trustees (or if there are more than two Regular Trustees by any two of the Regular Trustees). Such signatures may be the manual or facsimile signatures of the present or any future Regular Trustee. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity of any Certificate. In case any Regular Trustee of the Trust who shall have signed any of the Trust Securities shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Trust Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks or identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or to conform to usage.

         (c) The consideration received by the Trust for the issuance of the Trust Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

         (d) Upon issuance of the Trust Securities as provided in this Declaration, the Trust Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

         (e) Every Person, by virtue of having become a Holder or a Capital Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

                                 ARTICLE VIII
                                  Termination

 Section 8.1               Termination of Trust.
                           --------------------

         (a)      The Trust shall terminate:

                  (i) upon the bankruptcy of the Holder of the Common Securities or the Sponsor;

                 (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Holder of the Common Securities or the Sponsor; the filing of a certificate of cancellation with respect to the Trust or the revocation of the Holder of the Common Securities or the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                (iii) upon the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor or the Trust;

                 (iv) when all of the Trust Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Trust Securities;

                  (v) upon the occurrence and continuation of a Special Event pursuant to which the Trust shall have been dissolved in accordance with the terms of the Trust Securities and all of the Notes shall have been distributed to the Holders of Trust Securities in exchange for all of the Trust Securities;

                 (vi) before the issuance of any Trust Securities, with the consent of all of the Regular Trustees and the Sponsor; or

                (vii)      March 31, 2052.

         (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

         (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.


                                  ARTICLE IX
                             Transfer of Interest

Section 9.1       Transfer of Trust Securities.
                  ----------------------------

         (a) Trust Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Trust Securities. Any transfer or purported transfer of any Trust Security not made in accordance with this Declaration shall be null and void.

         (b) Subject to this Article IX, Capital Securities shall be freely transferable.

         (c) Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided that, any such transfer
                                                -------- ----
                  is subject to the conditions precedent that the transferor obtain the written opinion of independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

                  (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and

                 (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

Section 9.2       Transfer of Certificates.
                  ------------------------

         The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular

Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be cancelled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration and the documents incorporated by reference herein.

Section 9.3       Deemed Trust Security Holders.
                  -----------------------------

         The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole Holder of such Certificate and of the Trust Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Trust Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

Section 9.4       Book Entry Interests.
                  --------------------

         Unless otherwise specified in the terms of the Capital Securities, the Capital Securities Certificates, on original issuance, will be issued in the form of one or more, fully registered, global Capital Security Certificates (each a "Global Certificate"), to be delivered to DTC, the initial Depositary, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Capital Security Beneficial Owner will receive a definitive Capital Security Certificate representing such Capital Security Beneficial Owner's interests in such Global Certificates, except as provided in
Section 9.7. Unless and until definitive, fully registered Capital Security Certificates (the "Definitive Capital Security Certificates") have been issued to the Capital Security Beneficial Owners pursuant to Section 9.7:

         (a) the provisions of this Section 9.4 shall be in full force and effect;

         (b) the Trust and the Trustees shall be entitled to deal with the Depositary for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Capital Securities and the sole Holder of the Global Certificates and shall have no obligation to the Capital Security Beneficial Owners;

         (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of the Declaration, the provisions of this Section 9.4 shall control; and

         (d) the rights of the Capital Security Beneficial Owners shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such Capital Security Beneficial Owners and the Depositary and/or the Depositary Participants and receive and transmit payments of Distributions on the Global Certificates to such Depositary Participants. DTC will make book entry transfers among the Depositary Participants.

Section 9.5         Notices to Depositary.
                    ---------------------

         Whenever a notice or other communication to the Capital Security Holder is required under this Declaration, unless and until Definitive Capital Security Certificates shall have been issued to the Capital Security Beneficial Owners pursuant to Section 9.7 the Regular Trustees shall give all such notices and communications specified herein to be given to the Capital Security Holders to the Depositary, and shall have no notice obligations to the Capital Security Beneficial Owners.

Section 9.6         Appointment of Successor Depositary.
                    -----------------------------------

         If any Depositary elects to discontinue its services as securities depositary with respect to the Capital Securities, the Regular Trustees may, in their sole discretion, appoint a successor Depositary with respect to such Capital Securities.

Section 9.7         Definitive Capital Security Certificates.
                    ----------------------------------------

                  If:

         (a) a Depositary elects to discontinue its services as securities depositary with respect to the Capital Securities and a successor Depositary is not appointed within 90 days after such discontinuance pursuant to Section 9.6; or

         (b) the Regular Trustees elect with the consent of the Sponsor to terminate the book entry system through the Depositary with respect to the Capital Securities,

then:

         (c) Definitive Capital Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Capital Securities; and

         (d) upon surrender of the Global Certificates by the Depositary, accompanied by registration instructions, the Regular Trustees shall cause Definitive Certificates to be delivered to Capital Security Beneficial Owners in accordance with the instructions of the Depositary. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Depositary. The Definitive Capital Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or to conform to usage.

Section 9.8         Mutilated, Destroyed, Lost or Stolen Certificates.
                    -------------------------------------------------

         If:

         (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

         (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless;

then:

         In the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any two Regular Trustees on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this
Section 9.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Trust Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                   ARTICLE X
                      Limitation of Liability of Holders
                    of Trust Securities, Trustees or Others

Section 10.1  Liability.
              ---------

        (a) Except as expressly set forth in this Declaration, the Capital Securities Guarantee, the Common Securities Guarantee and the terms of the Trust Securities, the Sponsor shall not be:

               (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Trust Securities which shall be made solely from assets of the Trust; and

              (ii) be required to pay to the Trust or to any Holder of Trust Securities any deficit upon dissolution of the Trust or otherwise.

        (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Trust Securities) to the extent not satisfied out of the Trust's assets.

        (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Capital Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

Section 10.2  Exculpation.
              -----------

        (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

        (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the

              Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Trust Securities might properly be paid.

Section 10.3  Fiduciary Duty.
              --------------

        (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

        (b)   Unless otherwise expressly provided herein:

               (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person; or

              (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Trust Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

        (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision

               (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

              (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

Section 10.4  Indemnification.
              ---------------

        (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

        (b) To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 10.4(a). The indemnification shall survive the termination of this Declaration.

Section 10.5  Outside Businesses.
              ------------------

        Any Covered Person, the Sponsor, the Note Issuer, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Note Issuer, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Note Issuer, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.


                                  ARTICLE XI
                                  Accounting

Section 11.1  Fiscal Year.
              -----------

        The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

Section 11.2  Certain Accounting Matters.
              --------------------------

        (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year by a firm of independent certified public accountants selected by the Regular Trustees.

        (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Trust Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

        (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Trust Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Trust Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

        (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

Section 11.3  Banking.
              -------

        The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in
                               --------  -------
respect of the Notes held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee
                                    --------  -------
shall designate the sole signatories for the Property Trustee Account.

Section 11.4  Withholding.
              -----------

        The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                  ARTICLE XII
                            Amendments and Meetings

Section 12.1  Amendments.
              ----------

        (a) Except as otherwise provided in this Declaration or by any applicable terms of the Trust Securities, this Declaration may only be amended by a written instrument approved and executed by:

                (i) the Regular Trustees (or, if there are more than two Regular Trustees a majority of the Regular Trustees);

               (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

              (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee;

        (b) No amendment shall be made, and any purported amendment shall be void and ineffective:

                (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities);

               (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                     (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities); and

                     (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities); and

              (iii)  to the extent the result of such amendment would be to:

                     (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

                     (B) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

                     (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

        (c) at such time after the Trust has issued any Trust Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Trust Securities may be effected only with such additional requirements as may be set forth in the terms of such Trust Securities;

        (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Trust Securities;

        (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities and;

        (f) the rights of the Holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

        (g) notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Trust Securities to:

              (i)    cure any ambiguity;

              (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

              (iii) add to the covenants, restrictions or obligations of the Sponsor; and

              (iv) conform to any change in Rule 3a-5 or other exemption from the requirement to register as an Investment Company under the Investment Company Act or written change in the interpretation or application thereof by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders.

Section 12.2  Meetings of the Holders of Trust Securities;
              --------------------------------------------
              Action by Written Consent.
              -------------------------

        (a) Meetings of the Holders of any class of Trust Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Trust Securities) to consider and act on any matter on which Holders of such class of Trust Securities are entitled to act under the terms of this Declaration or the terms of the Trust Securities. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Trust Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Trust Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Trust Securities calling a meeting shall specify in writing the Certificates held by the Holders of Trust Securities exercising the right to call a meeting and only those Trust Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

        (b) Except to the extent otherwise provided in the terms of the Trust Securities, the following provisions shall apply to meetings of Holders of Trust Securities:

              (i) notice of any such meeting shall be given to all the Holders of Trust Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Trust Securities is permitted or required under this

                     Declaration, such vote, consent or approval may be given at a meeting of the Holders of Trust Securities. Any action that may be taken at a meeting of the Holders of Trust Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Trust Securities owning not less than the minimum amount of Trust Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Trust Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Trust Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to a Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

               (ii) each Holder of a Trust Security may authorize any Person to act for it by proxy on all matters in which a Holder of Trust Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Trust Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Trust Securities were stockholders of a Delaware corporation;

              (iii) each meeting of the Holders of the Trust Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

               (iv) unless the Business Trust Act, this Declaration or the terms of the Trust Securities or the Trust Indenture Act otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Trust Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Trust Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                 ARTICLE XIII
              Representations and Warranties of Property Trustee

Section 13.1  Representations and Warranties of Property Trustee.
              --------------------------------------------------

        The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

        (a) The Property Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the United States, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration and with its principal place of business in Illinois.

        (b) The execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

        (c) The execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the charter or By-laws of the Property Trustee.

        (d) No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Property Trustee, of the Declaration.

        (e) The Property Trustee, pursuant to the Declaration, shall hold legal title and a valid ownership interest in the Notes.

Section 13.2  Representations and Warranties of Delaware Trustee.
              --------------------------------------------------

        The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

        (a) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

        (b) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. The Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

        (c) No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of the Declaration.


                                  ARTICLE XIV
                                 Miscellaneous

Section 14.1  Notices.
              -------

        All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

        (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Trust Securities):

                     GREAT WESTERN FINANCIAL TRUST II
                     c/o Great Western Financial Corporation
                     9200 Oakdale Avenue
                     Chatsworth, California  91311

        (b) if given to the Property Trustee, at the mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Trust Securities):

                     The First National Bank of Chicago
                     One First National Plaza, Suite 0126
                     Chicago, Illinois  60670-0126
                     Attention:  Corporate Trust Services Division

        (c) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                     Great Western Financial Corporation
                     9200 Oakdale Avenue
                     Chatsworth, California  91311
                     Attention:  General Counsel


        (d) if given to any other Holder, at the address set forth on the books and records of the Trust.

        All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

Section 14.2  Governing Law.
              -------------

        This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

Section 14.3  Intention of the Parties.
              ------------------------

        It is the intention of the parties hereto that the Trust not be characterized for United States federal income tax purposes as an association taxable as a corporation or a partnership but rather that the Trust be characterized as a grantor trust or otherwise in a manner such that each Holder of Trust Securities will be treated as owning an undivided beneficial interest in the Notes. The provisions of this Declaration shall be interpreted to further this intention of the parties.

Section 14.4  Headings.
              --------

        Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

Section 14.5  Successors and Assigns.
              ----------------------

        Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

Section 14.6  Partial Enforceability.
              ----------------------

        If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

Section 14.7  Counterparts.
              ------------

        This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

              IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                                       CARL F. GEUTHER,
                                       as Trustee


                                       ---------------------------


                                       J. LANCE ERIKSON,
                                       as Trustee


                                       ---------------------------


                                       BRUCE F. ANTENBERG,
                                       as Trustee


                                       ---------------------------


                                       FIRST CHICAGO DELAWARE INC.
                                       as Delaware Trustee


                                       By:
                                            ---------------------------
                                            Name:
                                            Title:


                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                       as Property Trustee


                                       By:
                                            ---------------------------
                                            Name:
                                            Title:


                                       GREAT WESTERN FINANCIAL CORPORATION,
                                       as Sponsor


                                       By:
                                            ---------------------------
                                            Name:
                                            Title:

                                   EXHIBIT A


                                   TERMS OF
                             % CAPITAL SECURITIES
                              % COMMON SECURITIES


              Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of January __, 1997 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Prospectus referred to below):

1.      Designation and Number.
        ----------------------

        (a) "Capital Securities." 165,000 Capital Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of One Hundred Sixty-Five Million Dollars ($165,000,000) and a liquidation amount with respect to the assets of the Trust of $1,000 per Capital Security, are hereby designated for the purposes of identification only as "____% Capital Securities", Series A (the "Capital Securities"). The Certificates evidencing the Capital Securities shall be substantially in the form attached hereto as Annex I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

        (b) "Common Securities." ________ Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of _______ Million Dollars ($____________) and a liquidation amount with respect to the assets of the Trust of $1,000 per Common Security, are hereby designated for the purposes of identification only as "____% Common Securities, Series A" (the "Common Securities"). The Certificates evidencing the Common Securities shall be substantially in the form attached hereto as Annex II, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

2.      Distributions.
        -------------

        (a) Distributions payable on each Trust Security will be fixed at a rate per annum of ____% (the "Coupon Rate") of the stated liquidation amount of $1,000 per Trust Security, such rate being the rate of interest payable on the Notes to be held by the Property Trustee. Distributions in arrears for more than one semi-annual period will bear interest thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Notes held by the Property Trustee. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full semi-annual Distribution period for which Distributions are computed, on the basis of the actual number of days elapsed per 30-day month.

        (b) Distributions on the Trust Securities will be cumulative, will accrue from January __, 1997, and will be payable semi-annually in arrears, on ________, _______, ____________, and ___________ of
              each year (each a "Distribution Date") to the Holders of record on the applicable record date, commencing on __________, 1997, except as otherwise described below. The Note Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Notes for a period not exceeding 10 consecutive semi-annual periods (each an "Extension Period") and, during such Extension Period no interest shall be due and payable on the Notes, provided that no Extension
                                                     -------- ----
              Period shall last beyond the date of maturity of the Notes. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, semi-annual Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded semi-annually during any such Extension Period. Prior to the termination of any such Extension Period, the Note Issuer may further extend such Extension Period; provided that such Extension Period together
                                -------- ----
              with all such previous and further extensions thereof may not exceed 10 consecutive semi-annual periods. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Note Issuer may commence a new Extension Period as if no Extension Period had previously been declared, subject to the above requirements.

        (c) Distributions on the Trust Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Capital Securities remain in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates which payment dates correspond to the interest payment dates on the Notes. Such distributions will be paid through the Property Trustee, who will hold amounts received in respect of the Subordinated Notes for the benefit of the holders of the Trust Securities. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Capital Securities will be made as described under the heading "Description of the Offered Capital Securities -- Book-Entry Only Issuance -- The Depository Trust Company" in the Prospectus Supplement dated January __, 1997 (the "Prospectus Supplement"), to the Prospectus dated January __, 1997 (together, the "Prospectus"), of the Trust included in the Registration Statement on Form S-3 of the Sponsor and the Trust. The relevant record dates for the Common Securities shall be the same record date as for the Capital Securities. If the Capital Securities shall not continue to remain in book-entry only form, the relevant record dates for the Capital Securities shall be selected by the Regular Trustees, which dates shall be more than one Business Day but less than 60 Business Days before the relevant payment dates, which payment dates correspond to the interest payment dates on the Notes. Distributions payable on any Trust Securities that are not punctually paid on any Distribution payment date, as a result of the Note Issuer having failed to make a payment under the Notes, will cease to be payable to the Person in whose name such Trust Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Trust Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Trust Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

        (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Trust Securities.

3.       Liquidation Distribution Upon Dissolution.
         -----------------------------------------

         In the event of any voluntary or involuntary liquidation, dissolution, winding-up or termination of the Trust, the Holders of the Trust Securities on the date of the liquidation, dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Trust Securities after satisfaction of liabilities of creditors an amount equal to the aggregate of the stated liquidation amount of $1,000 per Trust Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such liquidation, dissolution, winding-up or termination, Notes in an aggregate principal amount equal to the aggregate stated liquidation amount of such Trust Securities and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Trust Securities, shall be distributed on a Pro Rata basis to the Holders of the Trust Securities in exchange for such Trust Securities.

                  If, upon any such liquidation, dissolution, winding-up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Trust Securities shall be paid on a Pro Rata basis.

4.  Redemption and Distribution.
    ---------------------------

         (a) Upon the repayment of the Notes in whole or in part, whether at maturity or upon redemption, the proceeds from such repayment or payment shall be simultaneously applied to redeem Trust Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Notes so repaid or redeemed at a redemption price (the "Redemption Price") in the case of any permitted redemption on or after ______________, 2007 shall equal the following prices, expressed in percentages of the liquidation amount, together with accumulated distributions to the redemption date, if redeemed during the 12 month period beginning ___________:

                                            Redemption
                  Year                      Price

                  2007                               %
                  2008                               %
                  2009                               %
                  2010                               %
                  2011                               %
                  2012                               %
                  2013                               %
                  2014                               %
                  2015                               %
                  2016                               %

and at 100% on or after ____________, 2017.

         The Redemption Price, in the case of a permitted redemption prior to ___________, 2007 shall equal the Make-Whole Amount for a corresponding $1,000 principal amount of Notes together with accumulated distributions to the redemption date. Holders will be given not less than 30 nor more than 60 days notice of such redemption.

         (b) If fewer than all the outstanding Trust Securities are to be so redeemed, the Common Securities and the Capital Securities will be redeemed Pro Rata and the Capital Securities to be redeemed will be as described in Paragraph 4(f)(ii) below.

         (c) If a Special Event (as defined below) shall occur and be continuing the Regular Trustees shall dissolve the Trust and, after satisfaction of creditors, cause Notes held by the Property Trustee, having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on and having the same record date for payment as the Trust Securities, to be distributed to the Holders of the Trust Securities in liquidation of such Holders' interests in the Trust on a Pro Rata basis, within 90 days following the occurrence of such Special Event (the "90-Day Period"); provided, however, that, in the case of the occurrence of a
                  --------  -------
                  Tax Event (as defined below), as a condition of such dissolution and distribution, the Regular Trustees shall have received an opinion of independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Trust Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and the distribution of Notes, and provided, further, that, if at the
                                             --------  -------
                  time there is available to the Trust the opportunity to eliminate, within the 90-Day Period, the Special Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, the Note Issuer, the Sponsor or the Holders of the Trust Securities ("Ministerial Action"), the Trust or the Note Issuer will pursue such Ministerial Action in lieu of such dissolution and distribution.

                  In the case of the occurrence of a Tax Event, if (i) the Note Issuer has received an opinion (a "Redemption Tax Opinion") of independent tax counsel experienced in such matters that, as a result of such Tax Event, there is more than an insubstantial risk that the Note Issuer would be precluded from deducting the interest on the Notes for United States federal income tax purposes even if the Notes were distributed to the Holders of Trust Securities in liquidation of such Holders' interests in the Trust as described in this paragraph 4(c), or (ii) the Regular Trustees shall have been informed by such tax counsel that a No Recognition Opinion cannot be delivered to the Trust, the Note Issuer shall have the right at any time, upon not less than 30 nor more than 60 days notice, to redeem the Notes in whole or in part for cash within the 90-Day Period and following such redemption, Trust Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Notes so redeemed shall be redeemed by the Trust at the Redemption Price on a Pro Rata basis; provided,
                                                               --------
                  however, that, if at the time there is available to the Trust
                  -------
                  the opportunity to eliminate within such 90-Day Period, the Tax Event by taking some Ministerial Action, the Trust or the
                  Note Issuer will pursue such Ministerial Action in lieu of redemption.

                  "Special Event" means a Tax Event or an Investment Company Event (as defined below). "Tax Event" means that the Regular Trustees shall have received an opinion of independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that on or after the date of the Prospectus Supplement, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or, with respect to clause (ii) below, any political subdivision or taxing authority thereof or therein, or (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken (irrespective of any retroactive effect), in each case on or after the date of the Prospectus Supplement, there is more than an insubstantial risk that (i) the Trust would be subject to United States federal income tax with respect to interest accrued or received on the Notes,
                  (ii) the Trust would be subject to more than a de minimis amount of other taxes, duties or other governmental charges, or (iii) interest payable by the Note Issuer to the Trust on the Notes would not be deductible by the Note Issuer for United States federal income tax purposes. "Investment Company Event" means that the Regular Trustees shall have received an opinion from independent counsel experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Trust is or will within 90 days of the date of such opinion be considered an "investment company" which is required to be registered under the Investment Company Act of 1940, as amended, which change becomes effective on or after the date of the Prospectus Supplement.

                  On and from the date fixed by the Regular Trustees for any distribution of Notes and dissolution of the Trust: (i) the Trust Securities will no longer be deemed to be outstanding,
                  (ii) The Depository Trust Company (the "Depositary") or its nominee (or any successor Depositary or its nominee), as the record Holder of the Capital Securities, will receive a registered global certificate or certificates representing the Notes to be delivered upon such distribution, and (iii) any certificates representing Trust Securities not held by the Depositary or its nominee (or any successor Depositary or its nominee), will be deemed to represent beneficial interests in the Notes having an aggregate principal amount equal to the aggregate stated liquidation amount of such Trust Securities until such certificates are presented to the Note Issuer or its agent for transfer or reissue.

         (d) Upon the written request of the Note Issuer, the Regular Trustees shall dissolve the Trust and, after satisfaction of creditors, cause Notes held by the Property Trustee, having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on and having the same record date for payment as the Trust Securities, to be distributed to the Holders of the Trust Securities in liquidation of such Holders' interests in the Trust on a Pro Rata basis, within 90 days following the written request.

         (e) The Trust may not redeem fewer than all the outstanding Trust Securities unless all accrued and unpaid Distributions have been paid on all Trust Securities for all quarterly Distribution periods terminating on or before the date of redemption.

         (f)      Redemption or Distribution Procedures.

                  (i) Notice of any redemption of, or notice of distribution of Notes in exchange for the Trust Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Trust Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Notes. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Trust Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Trust Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (ii) In the event that fewer than all the outstanding Trust Securities are to be redeemed, the Trust Securities to be redeemed shall be redeemed Pro Rata and, in the event Capital Securities are held in book-entry only form by the Depositary or its nominee (or any successor Depositary or its nominee), the Depositary will reduce Pro Rata the amount of the interest of each Depositary Participant in the Capital Securities to be redeemed in accordance with its procedures; provided, that if, as a result of such Pro Rata redemption, Depositary Participants would hold fractional interests in the Capital Securities, the Depositary will adjust the amount of the interest of each Depositary Participant to be redeemed to avoid such fractional interests;

        (iii) If Trust Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Notes are redeemed as set out in this paragraph 4 (which notice will be irrevocable), then (A) while the Capital Securities are in book-entry only form, with respect to the Capital Securities, by 12:00 noon, New York City time, on the redemption date, provided that the Note Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Notes, the Property Trustee will deposit irrevocably with the Depositary or its nominee (or any successor Depositary or its nominee) funds sufficient to pay the applicable Redemption Price with respect to the Capital Securities and will give the Depositary irrevocable instructions and authority to pay the Redemption Price to the Holders of the Capital Securities, and (B) with respect to Capital Securities issued in definitive form and Common Securities, provided, that the Note Issuer has paid the
                                     --------  ----
                  Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Notes, the Property Trustee will pay the relevant Redemption Price to the Holders of such Trust Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, if later, as applicable, Distributions will cease to accrue on the Trust Securities so called for redemption and all rights of Holders of such Trust Securities so called for redemption will cease, except the right of the Holders of such Trust Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Trust Securities that have been so called for redemption. If any date fixed for redemption of Trust Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Trust Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the Capital Securities Guarantee or Common Securities Guarantee, as the case may be, Distributions on such Trust Securities will continue to accrue from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purpose of calculating the Redemption Price.

                 (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in respect of the Capital Securities, the Depositary or its nominee (or any successor Depositary or its nominee) if the Global Certificates have been issued or, if Definitive Capital Security Certificates have been issued, to the Holder thereof, and (B) in respect of the Common Securities to the Holder thereof .

                  (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), provided the acquirer is not the Holder of the Common Securities or the obligor under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement.

5.       Voting Rights - Capital Securities.
         ----------------------------------

         (a) Except as provided under paragraphs 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Capital Securities will have no voting rights.


         (b) Subject to the requirements set forth in this paragraph, the Holders of a majority in liquidation amount of the Capital Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method and place of conducting any proceeding for any remedy available to the Note Trustee, or exercising any trust or power conferred on the Note Trustee with respect to the Notes,
                  (ii) waive any past default and its consequences that is waivable under Section 513 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Notes shall be due and payable, provided, however,
                                                             --------  -------
                  that, where a consent or action under the Indenture would require the consent or act of the Holders of all of or of greater than a majority of the Holders in principal amount of Notes affected thereby (a "Super-Majority"), the Property Trustee may only give such consent or take such action at the direction of the Holders of all of or of at least the proportion in liquidation amount of the Capital Securities which the relevant Super-Majority represents of the aggregate principal amount of the Notes outstanding, as applicable. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or the Note Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Capital Securities under this paragraph unless the Property Trustee has obtained an opinion of independent tax counsel experienced in such matters to the effect that for the purposes of United States federal income tax law the Trust will not fail to be classified as a grantor trust on account of such action. If an Event of Default with respect to the Notes, constituting the failure to pay interest or principal on the Notes on the date such interest or principal is otherwise payable, has occurred and is continuing, then a holder of Trust Securities may directly institute a proceeding for enforcement of payment to such holder directly of the principal of or interest on the Notes having a principal amount equal to the aggregate liquidation amount of the Trust Securities of such holder on or after the respective due date specified in the Notes. The holders of Trust Securities will not be able to exercise directly any other remedy available to the holders of the Notes unless the Property Trustee fails to do so.

                  Any approval or direction of Holders of Capital Securities may be given at a separate meeting of Holders of Capital Securities convened for such purpose, at a meeting of all of the Holders of Trust Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Capital Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which the written consent is sought and (iii) instructions for the delivery of proxies or consents.

                  No vote or consent of the Holders of the Capital Securities will be required for the Trust to redeem and cancel Capital Securities or to distribute the Notes in accordance with the Declaration and the terms of the Trust Securities.

                  Notwithstanding that Holders of Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

6.       Voting Rights - Common Securities.
         ---------------------------------

         (a) Except as provided under paragraphs 6(b), 6(c) and 7 or as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

         (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

         (c) Subject to Section 2.6 of the Declaration and only after an Event of Default with respect to the Capital Securities has been cured, waived or otherwise eliminated and to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method and place of conducting any proceeding for any remedy available to the Note Trustee, or exercising any trust or power conferred on the Note Trustee with respect to the Notes, (ii) waive any past default and its consequences that is waivable under
                  Section 513 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Notes shall be due and payable, provided, however, that, where
                                                  --------  -------
                  a consent or action under the Indenture would require the consent or act of the Holders of a Super-Majority, the Property Trustee may only give such consent or take such action at the direction of the Holders of all of or of at least the proportion in liquidation amount of the Common Securities which the relevant Super-Majority represents of the aggregate principal amount of the Notes outstanding, as applicable. Pursuant to this paragraph 6(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the applicable Holders of the Capital Securities pursuant to paragraph 5(b). Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or the Note Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Property Trustee has obtained an opinion of independent tax counsel experienced in such matters to the effect that for the purposes of United States federal income tax law the Trust will not fail to be classified as a grantor trust on account of such action. If the Property Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may after written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against any Person to enforce the Property Trustee's rights under the Declaration, without first instituting a legal proceeding against the Property Trustee or any other person.

                  Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Trust Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                  No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Notes in accordance with the Declaration and the terms of the Trust Securities.

7.       Amendments to Declaration and Indenture.
         ---------------------------------------

         (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect (i) any action that would adversely affect the powers, preferences or special rights of the Trust Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the liquidation, dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Trust Securities, voting together as a single class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least 66-2/3% in liquidation amount of the Trust Securities, voting together as a single class; provided, however, if any
                                              --------  -------
                  amendment or proposal referred to in clause (i) above would adversely affect only the Capital Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of 66-2/3% in liquidation amount of such class of Trust Securities.

         (b) In the event the consent of the Property Trustee as the holder of the Notes, the Capital Securities Guarantee and the Common Securities Guarantee is required under the Indenture or the applicable Guarantee Agreement with respect to any amendment, modification or termination on the Indenture, the Notes, the Capital Securities Guarantees or the Common Securities Guarantee, the Property Trustee shall request the direction of the Holders of the Trust Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a majority in liquidation amount of the Trust Securities voting together as a single class; provided,
                                                                --------
                  however, that where a consent under the Indenture or the
                  -------
                  applicable Guarantee Agreement would require the consent of a Super-Majority, the Property Trustee may only give such consent at the direction of the Holders of all of or of at least the proportion in liquidation amount of the Trust Securities which the relevant Super-Majority represents of the aggregate principal amount of the Notes outstanding, as applicable; provided, further, that the Property Trustee shall
                              --------  -------
                  not take any action in accordance with the directions of the Holders of the Trust Securities under this paragraph 7(b) unless the Property Trustee has obtained an opinion of independent tax counsel experienced in such matters to the effect that for the purposes of United States federal income tax law the Trust will not be classified as other than a grantor trust on account of such action.

8.       Pro Rata.
         --------

         A reference to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Trust Securities according to the aggregate liquidation amount of the Trust Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Trust Securities outstanding unless, in relation to a payment, an Event of Default under the Indenture has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Capital Securities pro rata according to the aggregate liquidation amount of Capital Securities held by the relevant Holder relative to the aggregate liquidation amount of all Capital Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Capital Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

9.       Ranking.
         -------

         The Capital Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default occurs and is continuing hereunder, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Capital Securities.

10.      Acceptance of Trust Securities Guarantee and Indenture.
         ------------------------------------------------------

         Each Holder of Capital Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Capital Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

11.      No Preemptive Rights.
         --------------------

         The Holders of the Trust Securities shall have no preemptive rights to subscribe for any additional securities.

12.      Miscellaneous.
         -------------

         These terms constitute a part of the Declaration.

         The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Trust at its principal place of business.

                                    ANNEX I

         IF THE CAPITAL SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT- This Capital Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company, a New York Corporation (the "Depositary") or a nominee of the Depositary. This Capital Security is exchangeable for Capital Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this Capital Security (other than a transfer of this Capital Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

         Unless this Capital Security is presented by an authorized representative of the Depositary to the Trust or its agent for registration of transfer, exchange or payment, and any Capital Security issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of the Depositary and any payment hereon is made to Cede & Co. or such other entity as is requested by an authorized representative of the Depositary, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

Certificate Number                               Number of Capital Securities

                                                      CUSIP NO.
                                                               -----------------

                   Certificate Evidencing Capital Securities

                                      of

                       GREAT WESTERN FINANCIAL TRUST II


                              Capital Securities
               (liquidation amount $1,000 per Capital Security)


         GREAT WESTERN FINANCIAL TRUST II, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that _______________ (the "Holder") is the registered owner of capital securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the ____% Capital Securities, Series A (liquidation amount $1,000 per Capital Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of January __, 1997, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Capital Securities as set forth in Exhibit A to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Capital Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

         By acceptance, the Holder agrees to treat for United States federal income tax purposes, the Notes as indebtedness and the Capital Securities as evidence of indirect beneficial ownership in the Notes.

         IN WITNESS WHEREOF, the Trust has executed this certificate
this       day of January, 1997.
     -----

                                       J. LANCE ERIKSON,
                                       as Trustee


                                       -----------------------------------------



                                       BRUCE F. ANTENBERG,
                                       as Trustee


                                       -----------------------------------------

                                  ASSIGNMENT


FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security Certificate to:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(Insert address and zip code of assignee) and irrevocably appoints)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
agent to transfer this Capital Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
     -----------------------------

Signature:
          --------------------------------------
(Sign exactly as your name appears on the other side of this Capital Security Certificate)

         Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Property Trustee, which requirements include membership or participation in STAMP or such other "signature guaranty program" as may be determined by the Property Trustee in addition to or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   ANNEX II


Certificate Number                                  Number of Common Securities


                   Certificate Evidencing Common Securities

                                      of

                       GREAT WESTERN FINANCIAL TRUST II


                               Common Securities
                (liquidation amount $1,000 per Common Security)


         GREAT WESTERN FINANCIAL TRUST II, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that ____________________ (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the ____% Common Securities, Series A (liquidation amount $1,000 per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of January __, 1997, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Exhibit A to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration.

         The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Trust will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business.

         Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder.

         By acceptance, the Holder agrees to treat for United States federal income tax purposes the Notes as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Notes.

         IN WITNESS WHEREOF, the Trust has executed this certificate
this       day of January, 1997.
     -----
                                       J. LANCE ERIKSON,
                                       as Trustee


                                       -----------------------------------------




                                       BRUCE F. ANTENBERG,
                                       as Trustee


                                       -----------------------------------------

                                  ASSIGNMENT


FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(Insert address and zip code of assignee) and irrevocably appoints)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
     ----------------------------------

Signature:
          ------------------------------------------
(Sign exactly as your name appears on the other side of this Common Security Certificate)

         Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Property Trustee, which requirements include membership or participation in STAMP or such other "signature guaranty program" as may be determined by the Property Trustee in addition to or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.